Exhibit 24
PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2022, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of January, 2023.

/s/ Candace K. Beinecke

PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2022, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of January, 2023.

/s/ Barbara M. Byrne

PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2022, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of January, 2023.

/s/ Linda M. Griego

PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2022, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of February, 2023.

/s/ Robert N. Klieger

PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2022, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of January, 2023.

/s/ Judith A. McHale

PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2022, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of January, 2023.

/s/ Ronald L. Nelson

PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2022, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of February, 2023.

/s/ Charles E. Phillips, Jr.

PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2022, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of January, 2023.

/s/ Shari Redstone

PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2022, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of January, 2023.

/s/ Susan Schuman

PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2022, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of January, 2023.

/s/ Nicole Seligman

PARAMOUNT GLOBAL

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of PARAMOUNT GLOBAL, a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her/his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2022, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her/his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of January, 2023.

/s/ Frederick O. Terrell